EXHIBIT 10.17

                            ASSET PURCHASE AGREEMENT


This Agreement ("Agreement") is made and entered into this the 21st day of January 2002 by and among Bio-Solutions International, Inc., a corporation formed under the laws of the State of Nevada ("Bio-Solutions") and Enviro Packaging Corp., a corporation formed under the laws of the State of Florida and a wholly owned subsidiary of the Bio-Solutions ("Bio-Sub"); and H30 Holding Corp., a corporation formed under the laws of the State of Delaware ("H30"), and H30, Inc., a corporation formed under the laws of the State of West Virginia and a wholly-owned subsidiary of H30 ("H30- Sub").

                                  * WITNESSETH*

WHEREAS, H30 and/or H30-Sub have a current beverage business and business prospects ("Business") which includes the manufacture, marketing, and sale of products known as "Lunch Pak" and "H30 Sport",

WHEREAS, H30 and H30-Sub have agreed to sell its Business to Bio-Sub, and Bio-Solutions and Bio-Sub have agreed that Bio-Sub will acquire the Business and stated products in exchange for common stock of Bio-Solutions, all in accordance with the terms and conditions hereof,

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties do hereby covenant, warrant and agree as follows:

                                    ARTICLE I
                                ASSET ACQUISITION

1.01. Description of Assets. Subject to the terms and conditions hereof, at Closing, H30 and H30- Sub will transfer, set over and assign to Bio-Sub, all of their rights, titles, and interests in and to the Business, including the following assets ("Assets");

(a). Products. The beverage products known as Lunch Pak and H30 Sport ("Products"), and all formulations, recipes, and know-how necessary to produce the Products,

(b). Inventory. All inventory of finished goods, work in progress, bottles, labels, caps, promotional material, brochures, and the like which includes those set forth on Exhibit 1.01,

(c). Proprietary Rights. All registered and unregistered trade marks, trade names, trade dress, service marks, logos, insignia, drawings, copyrights, and the like relating to the Business and the Products ("Intellectual Property Rights"),

(d). Customer Lists. All information relating to past and current customers, including names, addresses, and forms of payment lists, profile information, and the like, and

(e). Agreements. All agreements, written or otherwise, and contractual negotiations (including those with Seneca Nation) of any kind or nature relating to the Business and Products including those with vendors, manufacturers, distributors, and advertisers ("Contracts").

1.02. Complete Transfer. H30 and H30-Sub each expressly agree that the sale of the Business and Assets under this Agreement constitutes a complete transfer of all of their rights, titles and interests in and to the Business and Assets, and tat H30 and H30-Sub reserve no rights, titles or interests, whatsoever in and to Business and Assets.

1.03. No Liabilities Assumed. Neither Bio-Solutions nor Bio-Sub shall assume any liabilities, payments, or obligations of H30 or H30-Sub (absolute, contingent or otherwise) arising out of the Business, the ownership or operation of any of the Assets, or the consummation of the transactions under this Agreement or otherwise. H30 and/or H30-Sub shall be responsible for any and all sales or other transaction taxes, duties and other similar charges, if any, payable in connection with the sale of the Assets or the transactions and payments contemplated hereby.

1.04. No Warranties. Other than the warranty of title to the Assets as proved in
Section 4.03, no other warranties are made by H30 or H30-Sub with respect to the Assets. The Assets are being purchased in an "as in" condition.

1.05. Waiver of Bulk Sale Law. Each party hereby waives compliance with the bulk sale laws of any jurisdiction where compliance is required.

1.06. Additional Undertakings. Concurrent with the execution hereof and from time to time thereafter, each party hereto shall execute such additional instruments and take such additional action as such other party(ies) may reasonably request in order to effectuate the purpose and intent of this Agreement.

                                   ARTICLE II
                         PURCHASE PRICE AND COMMON STOCK

2.01. Purchase Price.
(a). The purchase price (the "Purchase Price") for the Business and Assets shall be Three Million Four Hundred Sixty Seven Thousand Eight Hundred and Sixty Two (3,467,862) shares of common stock, $0.0001 par value, of Bio-Solutions ("Common Stock") and shall be issued in the name of H30.

(b). The parties agree that they will prepare and file their respective federal and any state or local income tax returns, and any sales tax returns or other filings, based on such allocation of the Purchase Price, and shall not take a position in any tax proceeding, tax audit or otherwise inconsistent with such allocation.

2.02. Common.Stock. The parties acknowledge that the Common Stock will be "restricted stock" as defined under Rule 144 promulgated under The Securities Act of 1933, as amended, and the certificate representing the Common Stock will bear the following restrictive legend:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the 'Act") or any state securities law. These shares have been acquired for investment and may not be offered for sale, hypothecated, sold or transferred, nor will any assignee or transferee thereof be recognized by the Company as having any interest in such shares, in the absence of (i) an effective registration statement with to the shares under the Act, and any other applicable state law or any opinion of counsel satisfactory to the Company that such registration is not required, or (ii) an opinion of counsel satisfactory to the Company that such shares will be offered for sale, hypothecated, sold or transferred only in a transaction which is exempt under or is otherwise in compliance with the applicable securities laws."

                                   ARTICLE III
                            CLOSING AND CLOSING DATE

3.01 Closing Date. The closing ("Closing") of this transaction contemplated herein will occur on or before January 31, 2002 or such other date as agreed by the parties ("Closing Date"), provided that if a closing does not occur on or before February 28, 2002, this Agreement shall be null and void.


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3.02. Closing.  At Closing:  (a) Bio-Sub will deliver to H30 a stock certificate in the name of H30 representing the Common Stock; and (b) H30 and H30-Sub will deliver the following to Bio-Sub (1) a bill of sale relating to the Assets in a form reasonably acceptable to Bio-Sub, (ii) a duly executed assignment of the Contracts in a form reasonably acceptable to Bio-Sub, and (iii) a duly executed assignment of the Intellectual Property Rights included in the Assets in a form reasonably acceptable to Bio-Sub.

3.03. Transfer of Assets. The parties hereby confirm that the portion of the Assets described on Exhibit 1.01 will remain at the premises of H30 and will be shipped to customers from that location.

                                   ARTICLE IV
                RFPRESENTATIONS AND WARRANTIES OF H30 AND H20 SUB

As of the date hereof and as of the Closing Date, H30 and H30-Sub, jointly and severally, represent and warrant to both Bio-Solutions and Bio-Sub as follows:

Section 4.01. Organization and Good Standing. H30 and H30-Sub each are corporations duly organized, validly existing and is in good standing under the laws of their respective jurisdiction of incorporation and in other jurisdictions where each conducts business. Its subsidiaries, if any, are corporations duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation and in other jurisdictions where each conducts business.

Section  4.02.  Authority;  No  Violations  and  Approvals.  (a).  The  Board of
Directors and shareholders of both H30 and H30-Sub have approved the transactions contemplated herein, H30 and H30-Sub each have all requisite authority and power to enter into this Agreement and to consummate the transactions contemplated herein. The execution and delivery of this Agreement and the consummation by H30 and H30-Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of both corporations. Except as may be limited by applicable bankruptcy, insolvency, reorganization or fraudulent conveyance or similar laws, upon execution and delivery of this Agreement, this Agreement constitutes a valid and binding obligation of both corporations, enforceable in accordance with its terms.

(b). Neither the execution and delivery of this Agreement by H30 or H30-Sub, nor the consummation of the transactions contemplated herein will conflict with or result in any violation of or constitute a breach of or a default under the Certificates of Incorporation, Charters or By Laws of either H30 or H30-Sub or under any contract instrument, agreement understanding, mortgage, indenture, lease, insurance policy, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to or to which either corporation is a party or by which they are bound, nor will it give rise to any right of acceleration in the time for performance or any obligation of either corporation under any contact or instrument, nor will it result in the creation of any lien, charge, encumbrance of any asset of either corporation. H30 and H30-Sub each possess all necessary licenses, franchises, permits and governmental authorizations to conduct the Business as it is presently being conducted.

(c).  No  declaration,   filing,   or   registration   with,  or  notice  to  or
authorization, consent or approval of, any governmental authority is necessary for the execution and delivery of this Agreement by either H30 or H30-Sub.

Section 4.03. Title; Assets. The Assets are owned free and clear of all liens, claims, charges and encumbrances of any kind or nature.

Section 4.04. Commitments. The Business and Assets are not bound by, whether or not in writing, any (i) partnership or joint venture agreement, (ii) deed of trust, mortgage or other security agreement, (iii) guaranty or suretyship, indemnification or contribution agreement or performance bond, (iv) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money or money lent to another, or (v) any other agreement or arrangement.

Section 4.05. Absence of Litigation. There are no judicial or administrative actions, suits, investigations or proceedings pending or threatened, against either H30 or H30-Sub that might result in a material adverse change in, otherwise affect, directly or indirectly, the Business or Assets.

Section 4.06. Taxes. H30 and H30-Sub each has filed all federal, state, local and foreign tax returns which are due or has obtained appropriate extensions with respect thereto and all such returns are true and correct m all material respects as filed. All taxes and governmental charges of any kind or character levied or assessed against the property, asset, income, receipts, payrolls, employee benefits, transactions, capital, net worth or franchises of both corporation have been paid, other than taxes or charges the payment of which is not yet due. Neither H30 nor H30-Sub has received any notice of deficiency for assessment of additional taxes, and neither corporation is a party to any action or proceeding by any governmental authority for assessment or collection of taxes with respect to its business or assets. No deficiency assessment or proposed adjustment of either corporation's federal, state, or local or foreign taxes is pending, except for taxes incurred by it in the ordinary course of business allocable to the most recent taxable quarter. Neither corporation has knowledge of any proposed liability for any tax to be imposed upon the their properties, assets, or business.

Section 4.07. Accuracy of Information Furnished, None of the warranties and representations made by H30 or H30-Sub herein or in the Exhibits or other documents related hereto, nor any certificate or memorandum furnished or to be furnished by H30 or H30-Sub or any of them, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading, and all representations and warranties of both H30 and H30-Sub are true and correct as of the date given.

                                    ARTICLE V
           REPRESENTATIONS AND WARRANTIES OF BIO-SOLUTIONS AND BIO-SUB

(A). Bio-Solutions. As of the date hereof and as of the Closing Date, Bio-Solutions represents and warrants to H30 and H30-Sub as follows:

Section 5.01. Organization and Good Standing. Bio-Solutions is a corporation duly organized, validly existing and is in good standing under the laws of the State of Nevada and in other jurisdictions where it conducts business. Its subsidiaries are corporations duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation and in other jurisdictions where each it conducts business. Bio-Solutions has full corporate power and authority to execute and deliver this Agreement

Section 5.02. Authorized Shares. The authorized capital stock of Bio-Solutions consists of 100,000,000 shares of common stock, $.000l par value.

Section 5.03. Issued Shares. Excluding the Common Shares, the issued and outstanding shares of capital stock of Bio-Solutions are 45,613,195 shares of common stock, $0001 par value.

Section 5.04. Authority; No Violation; and Approvals. (a). The Board of Directors of Bio-Solutions has approved the transactions contemplated herein. Bio-Solutions has all requisite authority and power to enter into this Agreement and to consummate the transactions contemplated herein. The execution and delivery of this Agreement and the consummation by Bio-Solutions of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of Bio- Solutions. Except as may be limited by applicable bankruptcy, insolvency, reorganization or fraudulent conveyance or similar laws, upon execution and delivery of this Agreement, this Agreement constitutes a valid and binding obligation of Bio-Solutions, enforceable in accordance with its terms.

(b). Neither the execution and delivery of this Agreement by Bio-Solutions, nor the consummation of the transactions contemplated herein will conflict with or result in any violation of or constitute a breach of or a default under the Certificate of Incorporation, Charter or By Laws of Bio-Solutions or under any contract, instrument, agreement, understanding, mortgage, indenture, lease, insurance policy, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to or to which Bio-Solutions is a party or by which it is bound, nor will it give rise to any right of acceleration in the time for performance or any obligation of Bio-Solutions under any contact or instrument, nor will it result in the creation of any lien, charge, encumbrance of any asset of Bio-Solutions.

(c). No declaration, filing, or registration with, or notice to or authorization, consent or approval of, any governmental authority is necessary for the execution and delivery of this Agreement by Bio- Solutions or the consummation of the transaction contemplated hereby.

Section 5.05.Common Stock. The Common Stock when issued to H30 will be free and clear of all liens, claims, pledges, and other encumbrances of any nature and when issued will be duly authorized and validly issued shares of capital stock of Bio-Solutions.

(B). Bio-Sub. As of the date hereof and as of Closing Date, Bio-Sub hereby represents and warrants to H30 and H30-Sub as follows:

Section 5.01. Organization and Good Standing. Bio-Sub is a corporation duly organized, validly existing and is in good standing under the laws of the State of Florida and in other jurisdictions where it conducts business.

Section 5.02. Authority; No Violation; and Approvals. (a) The Board of Directors of Bio-Sub has approved the transactions contemplated herein. Bio-Sub has all requisite authority and power to enter into this Agreement and to consummate the transactions contemplated herein. The execution and delivery of this Agreement and the consummation by Bio-Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Bio-Sub. Except as may be limited by applicable bankruptcy, insolvency reorganization or fraudulent conveyance or similar laws, upon execution and delivery of this Agreement, this Agreement constitutes a valid and binding obligation of Bio-Sub, enforceable in accordance with its terms.

(b). Neither the execution and delivery of this Agreement by Bio-Sub, nor the consummation of the transactions contemplated herein will conflict with or result in any violation of or constitute a breach of or a default under the Certificate of Incorporation, Charter or By Laws of Bio-Sub or under any contract, instrument, agreement, understanding, mortgage, indenture, lease, insurance policy, pennit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to or to which Bio-Sub is a party or by which any of them are bound, nor will it give rise to any right of acceleration in the time for performance or any obligation of Bio-Sub under any contact or instrument, nor will it result in the creation of any lien, charge, encumbrance of any asset of Bio-Sub. Bio-Sub possess all necessary licenses, franchises, permits and governmental authorizations to conduct its business as it is presently being conducted.

(c).  No  declaration,   filing,   or   registration   with,  or  notice  to  or
authorization, consent or approval of, any governmental authority is necessary for the execution and delivery of this Agreement by Bio-Sub.

                                   ARTICLE VI
               PROCEDURES REGARDING OPERATIONS AND PRESS RELEASES

6.01. Operations Prior to Closing. During the period from and after the date hereof and until Closing:

(a). H30 and H130-Sub will carry on the Business in substantially the same manner as heretofore carried on, and will not take any action that will impair, encumber, or adversely affect any of the Business or Assets.

(b). Neither H30 nor H30-Sub will permit any change to their respective corporate charter or by-laws.

(c). Neither H30 nor H30-Sub will declare or pay any dividend or make any other distribution or payment in respect of its Assets.

6.02. Press Releases. Neither H30 nor H30-Sub will issue any press release regarding the transaction contemplated herein nor provide other information for dissemination to the public without the prior written consent and approval of Bio-Solutions

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

This Agreement will be subject to the following;

(i). Bio-Solutions and Bio-Sub shall be reasonably satisfied with the results and findings of its due diligence review and examination of H30 and H30-Sub in all material respects, and

(ii). H30 and H30-Sub shall be reasonably satisfied with the results and findings of its due diligence review and examination of Bio-Solutions and Bio-Sub in all material respects.

                                  ARTICLE VIII
                             CLOSING OF TRANSACTION

The Closing of this transaction shall be subject to the following conditions:

(i). All representations and warranties made by Bio-Solutions and Bio-Sub herein shall be true and accurate as of the Closing as though such representations and warranties were then made in exactly the same language by such parties regardless of knowledge or lack thereof by such parties or changes beyond their control; and the Bio-Solutions and Bio-Sub will deliver to either H30 or H30-Sub at Closing certifications signed by their respective chief executive officers dated as of the Closing Date in substantially the same form as the text provided in Exhibit 8.0 1(i),

(ii). All representations and warranties made by H30 and H30-Sub herein shall be true and accurate as of the Closing as though such representations and warranties were then made in exactly the same language by such parties regardless of knowledge or lack thereof by such parties or changes beyond their control; and H30 and H30-Sub will deliver to either Bio-Solutions or Bio-Sub at Closing the certification signed by their respective chief executive officers dated as of the Closing Date in substantially the same form as the text provided in Exhibit 8.0 1(ii),

(iii). The fulfillment of the conditions in Article III by the respective parties.

                                   ARTICLE IX
                                     NOTICES

Any notice or other communication required or permitted hereunder shall be made in writing, and shall be deemed to have been given if placed in a reputable overnight delivery service, delivery prepaid and receipt confirmed, if send certified mail, postage prepaid, returned receipt requested and receipt confirmed or if personally delivered, addressed as follows;

Bio-Solutions        35 Power Lane
And Bio-Sub:         Hattiesburg, Mississippi 39402

H30                  288 Country Road Estate
And H30-Sub:         Shady Springs, West Virginia 25918

                                    ARTICLE X
               ENTIRE AGREEMENT, MODIFICATION, WAIVER AND HEADINGS

10.01. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions among the parties, written or otherwise (in particular that certain Agreement For The Exchange of Stock dated September 21, 2001 by and between Bio-Solutions International, Inc. and the shareholders of H30 Holding Corp). No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

10.02.   Headings.   Section  captions  or  headings  are  included  herein  for convenience purposes only and are not to be construed as an accurate description of the contents therein

10.03. Incorporation by Reference. All exhibits, schedules and documents referred to in this Agreement and recitals stated herein are incorporated in this Agreement for all purposes.

10.04. Multiple Counterpart Execution Governing Law. This Agreement may be executed in multiple counterparts, which each counterpart constituting a binding agreement between the signatory parties, and with all such counterparts constituting an integrated document. This Agreement shall be construed and governed by the laws of the State of Delaware.

10.05. Binding Effect. The terms and provisions herein shall be binding on and inure to the benefit or the parties hereto, and their respective transferees, successors and assigns.

10.06.   Survival  of  Representations  and  Warranties.   All  representations,
warranties, and covenants made by the parties herein shall survive the execution of this Agreement and shall be forever enforceable.

10.07. Severability. If any provision of this Agreement is invalid, illegal or enforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

10.08 No Finder's Fee. Each party hereby represents and warrants to the other party that there are no finder's involved in respect of this Agreement nor are there any finder's fees payable now or in the future as a result of this Agreement.


IN W1TNESS WHEREOF, the parties have caused this Agreement to be effective all as of the date set forth above.

Bio-Solutions International Inc.

/s/ Louis H Elwell III
Louis H. Elwell III
President


Enviro Packing Corp.

/s/ Louis H Elwell III
Louis H. Elwell III
President


H30 Holding Corp.

/s/ Jamie Humphrey
Jamie Humphrey
President

H30, Inc.

/s/ Jamie Humphrey
Jamie Humphrey
President

                                  EXHIBIT 1.01

H30 Sport Brochures                                 12,000
H30 Sport Sell Sheets                               25,000
H30 Sport Ice Barrels                               10
H30 Sport Static Clings                             2,000
H30 Sport Cooler Glide Stickers                     5,000
H30 Sport 1.0 liter                                 600 cases
H30 Sport Cooler Glides                             50

                                 Exhibit 8.01(i)
              Certification of Officer of Bio-Solutions and Bio-Sub

                           Pursuant to Section 8.01(i)

The undersigned hereby certifies, as the named officer of Bio-Solutions International, Inc. ("Bio") and Enviro Packing Corp. ("Bio-Sub") and pursuant to
Section 8.01(i) of the Agreement, that the representations and warranties contained in the Agreement were accurate when made, and are accurate as of this date (the date of the Closing), as though such representations and warranties were made as of the Closing, in exactly the same language by Bio and Bio-Sub, and as of the Closing have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time by the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this document this the date set opposite his signature below.

Bio-Solutions International Inc.


/s/ Louis H Elwell III                                   1/22/02

Louis H. Elwell III                                      Date

President



Enviro Packing Corp.


/s/ Louis H Elwell III                                   1/22/02

Louis H. Elwell III                                      Date

President

                                Exhibit 8.01(ii)
                   Certification of Officer of H30 amd H30-Sub

                          Pursuant to Section 8.01(i1)

The undersigned hereby certifies, as the named officer of H30 Holding Corp ("H30") and H30, Inc. ("H30-Sub") and pursuant to Section 8.01(ii) of the Agreement, that the representations and warranties contained in the Agreement were accurate when made, and are accurate as of this date (the date of the Closing), as though such representations and warranties were made as of the Closing, in exactly the same language by H30 and H30-Sub, and as of the Closing have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time by the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this document this the date set opposite his signature below.

 H30 Holding Corp.

 /s/ Jamie Humphrey
 Jamie Humphrey
 President

 H30, Inc.

 /s/ Jamie Humphrey
 Jamie Humphrey
 President